TOUCHSTONE ETF TRUST
TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST
(each, a “Trust” and collectively, the “Trusts”)
Supplement dated March 20, 2024, to each of the Trusts’ Statements of Additional Information (“SAIs”) as may be amended or supplemented from time to time
The information in this Supplement contains new and additional information beyond that in each of the Trusts’ SAIs and should be read in conjunction with the aforementioned.
Effective February 15, 2024, Timothy S. Stearns replaced Benjamin V. Mollozzi as Secretary of each Trust. The following replaces the information relating to the Secretary in the chart entitled “Principal Officers”:
Name Address Year of Birth	Position Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer and Secretary	Until resignation, removal or disqualification Chief Compliance Officer since 2013(1) and Secretary since 2024.	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
(1)Chief Compliance Officer position held with Touchstone ETF Trust since 2022.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-2667-TS-ALL-2403